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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Spherion Corporation (the "Company") on Form 10-K for the period ending December 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Roy G. Krause, President and Chief Executive Officer of the Company, and Mark W. Smith, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ ROY G. KRAUSE Roy G. Krause President and Chief Executive Officer March 12, 2008
/s/ MARK W. SMITH Mark W. Smith Executive Vice President and Chief Financial Officer March 12, 2008

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  Exhibit 32